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                                                                   Exhibit 10.81

                             GEMINI OFFICE BUILDING

                                 LEASE AGREEMENT

          THIS LEASE is made and entered into this 14th day of January 1998, by and between PUGET OF TEXAS, INC., a Texas corporation (the "Landlord"), and SPACEHAB, a Texas corporation (the "Tenant").

                               W I T N E S S E T H

                                    ARTICLE 1

          1.01 PREMISES. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, for the rent and subject to the provisions of this Lease, the space (the "Premises") reflected on the floor plan(s) attached hereto as Exhibit "A", which shall be designated as Suite 300, located on floor three of the building known as the Gemini Office Building (the "Buildings), located at 1331 Gemini Street, Clear Lake City, Harris County, Texas (such Building, any parking areas and garages, the land on which such improvements are located, and any present or future associated underground or elevated pedestrian tunnels or walkways being hereinafter collectively referred to as the "Project"). The legal description of the land on which the Building is situated is attached hereto marked as Exhibit "D" and incorporated herein by this reference.

          Landlord and Tenant hereby agree that the Premises contains 14,642.66 square feet of net rentable area. Landlord and Tenant hereby stipulate to the foregoing definition of the rentable area whether the same shall be more or less as a result of minor variations resulting from the actual construction and completion of the Premises for occupancy. The rentable area includes the floor area in the Building available for the exclusive use of Tenant, and a proportional allocation of the floor area of the Building and other Building areas available for the non-exclusive use of Tenant together with other tenants in the Building including, without limitation, entrance lobbies, fire-rated exit corridors, elevator lobbies and mechanical rooms.

                                    ARTICLE 2

          2.01 TERM. Subject to the other provisions hereof, this Lease shall be for a term of five 15) years commencing on March 1, 1998 (the "Commencement Date") and expiring on February 28, 2003 (the "Expiration Date"). Such term, as it may be modified, is herein called the "Term".

          2.02 COMMENCEMENT. Subject to Article 2.03 hereof, if on the Commencement Date any of the work described in Exhibit "B" attached hereto and made a part hereof for all purposes, that is required to be performed by Landlord at Landlord's expense has not been substantially completed, or if Landlord is unable to tender possession of the Premises to Tenant on such specified date due to any other reason beyond the reasonable control of Landlord, then the Commencement Date shall be postponed until such work is substantially completed and Landlord has tendered possession of the Premises, and the Experation Date shall be extended so that the Term shall continue for the full number of years set forth in Article 2.01, and Landlord shall not be liable for any claims or damages in connection with such failure to complete construction or tender possession on the Commencement Date.

          2.03 LATE POSSESSION. No delay in the completion of the Premises resulting from delay or failure on the part of Tenant or Tenant's agents, employees or contractors in furnishing information, work or other matters required in Exhibit "B" shall delay the Commencement Date or Expiration Date.

          2.04 EARLY POSSESSION. If prior to the Commencement Date, Tenant shall enter into possession of all or any part of the Premises, such
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possession shall be subject to all the provisions of this Lease, and the Term and the payment of all rent shall commence, with respect to all or such part of the Premises as are so occupied by Tenant, on the date of such entry, and that total amount of all Rent due hereunder shall be increased accordingly, provided that no such early entry shall operate to change the Expiration Date provided herein.

                                    ARTICLE 3

          3.01 BASE RENT. Tenant, in consideration for this Lease, agrees to pay to Landlord a base rental ("Base Rent") for the first three (3) years of Twelve and 38/100 Dollars ($12.38) per year and years four (4) and five (5) at Thirteen and 637100 Dollars ($13.63) per year for each of the square feet of rentable area agreed by Landlord and Tenant to be within the Premises, in equal monthly installments for years one (l) through three (3) at Fifteen Thousand One Hundred Six and 34/100 Dollars($15,106.34) and years four (4) and five (5) at Sixteen Thousand Six Hundred Thirty-One and 62/100 Dollars ($16,631.62) payable at Landlord's address herein provided in legal tender of the United States of America, without notice, demand, set-off or abatement, in advance on the first day of each calendar month throughout the Term, except that the first such monthly installment is due upon the date of execution of this Lease by Tenant.

All rental payments shall be made in full. Payment or receipt of a rental payment of less than the amount stated in the Lease shall be deemed to be nothing more than partial payment. Under no circumstances shall owner's acceptance constitute accord and satisfaction. Nor will owner's acceptance of a partial payment forfeit owner's right to collect the balance on the account, despite any endorsement, stipulation, or other statement on any check.

          3.02 RENTAL ADJUSTMENT. "Tenant's Pro Rata Share" of all Operating Expenses (hereinafter defined) for purposes of rental adjustment shall be equal to the ratio that the square feet of rentable area of the Premises bears to the total net rentable area of the Building, which is agreed to be 62,044 square feet. In accordance with the foregoing, it is agreed that Tenant's Pro Rata Share of all Operating Expenses is Twenty-Three and 60/100 percent (23.60%). On or before the Commencement Date and thereafter on or before the first day of each calendar year of the Term Landlord shall provide to Tenant the Estimated Operating Expense Increase (defined in Article 3.03) for the upcoming year. shall receive a credit equivalent to such excess which shall be deducted by Landlord from the next monthly installment(s) of Tenant's Pro Rata Share of the Estimated Operating Increase, unless this Lease shall be terminated before such installments become due in which case Landlord shall refund such difference to Tenant. Otherwise, within thirty (30) days after Landlord furnishes such statement to Tenant, Tenant shall make a lump sum payment to Landlord equal to Tenant's Pro Rata Share of the positive difference between the Actual Operating Expense Increase and the Estimated Operating Expense Increase theretofore paid by Tenant, such obligation to survive the termination of this Lease and/or the expiration of the Term. As used in this Lease the term "Rent" shall refer collectively to the Base Rent and all rental adjustments. If the Term commences on a day other than the first day of the month or calendar year, or terminates on a day other than the last day of a month or calendar year, then Tenant shall be required to pay only a pro rata portion of the installments and adjustments of Rent due for such month or year.

          3.03 OPERATING EXPENSES. "Operating Expenses" shall mean and include all amounts, expenses, and costs of whatsoever nature incurred directly related to the ownership, management, operation repair and maintenance of the Project, all additional operating facilities which may be added to the Project, and Landlord's personal property which may be utilized in connection therewith; with said Operating Expenses including, but not being limited to, the following:
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(a)       wages and salaries of all employees directly engaged in the operation, maintenance or security of the Project, including taxes, insurance and benefits relating thereto;

(b) all supplies and materials used in the operation and maintenance of the Project;

(c) cost of all utilities for the Project including the cost of water and power for heating, lighting, air-conditioning and ventilating (excluding those costs billed to specific tenants);

(d) cost of all maintenance and service agreements for the Project and the equipment therein, including security service, window cleaning, elevator maintenance and janitorial service;

(e) cost of all insurance relating to the Project, including, but not limited to, the cost of casualty, rental loss and liability insurance applicable to the Property and Landlord's personal property used in connection therewith;

(f) all taxes, assessments and governmental charges, whether federal, state, county or municipal and whether they are assessed by taxing districts or authorities presently taxing the Project or by other subsequently created or otherwise, and any other taxes and assessments attributable to the Project or their operation, excluding however, federal and state taxes on income, death taxes, excess profit taxes, franchise taxes, or any taxes imposed or measured on or by income of Landlord from the operation of the Project. It is agreed that Tenant will be responsible for the payment of all ad valorem taxes on its personal property and on the value of the leasehold improvements in the leased premises to shall receive a credit equivalent to such excess which shall be deducted by Landlord from the next monthly installment(s) of Tenant's Pro Rata Share of the Estimated Operating Increase, unless this Lease shall be terminated before such installments become due in which case Landlord shall refund such difference to Tenant. Otherwise, within thirty (30) days after Landlord furnishes such statement to Tenant, Tenant shall make a lump sum payment to Landlord equal to Tenant's Pro Rata Share of the positive difference between the Actual Operating Expense Increase and the Estimated Operating Expense Increase theretofore paid by Tenant, such obligation to survive the termination of this Lease and/or the expiration of the Term. As used in this Lease the term "Rent" shall refer collectively to the Base Rent and all rental adjustments. If the Term commences on a day other than the first day of the month or calendar year, or terminates on a day other than the last day of a month or calendar year, then Tenant shall be required to pay only a pro rata portion of the installments and adjustments of Rent due for such month or year.

          3.03 OPERATING EXPENSES. "Operating EXPENSES" shall mean and include all amounts, expenses, and costs of whatsoever nature incurred directly related the ownership, management, operation repair and maintenance of the Project, all additional operating facilities which may be added to the Project, and Landlord's personal property which may be utilized in connection therewith; with said Operating Expenses including, but not being limited to, the following:

(a) wages and salaries of all employees directly engaged in the operation, maintenance or security of the Project, including taxes, insurance and benefits relating thereto;

(b) all supplies and materials used in the operation and maintenance of the Project;
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(c)       cost of all utilities for the Project including the cost of water and power for heating, lighting, air-conditioning and ventilating (excluding those costs billed to specific tenants);

(d) cost of all maintenance and service agreements for the Project and the equipment therein, including security service, window cleaning, elevator maintenance and janitorial service;

(e) cost of all insurance relating to the Project, including, but not limited to, the cost of casualty, rental loss and liability insurance applicable to the Property and Landlord's personal property used in connection therewith;

(f) all taxes, assessments and governmental charges, whether federal, state, county or municipal and whether they are assessed by taxing districts or authorities presently taxing the Project or by other subsequently created or otherwise, and any other taxes and assessments attributable to the Project or their operation, excluding however, federal and state taxes on income, death taxes, excess profit taxes, franchise taxes, or any taxes imposed or measured on or by income of Landlord from the operation of the Project or imposed in connection with any change of ownership of the Project. It is agreed that Tenant will be responsible for the payment of all ad velorem taxes on its personal property and on the value of the leasehold improvements in the leased premises to the extent that the same exceed building standard allowances and to such extent, said ad valorem taxes on Tenant's personal property and leasehold improvements in excess of the building standard improvements will not be considered herein;

(g) cost of repairs and general maintenance (excluding repairs and general maintenance paid by proceeds of insurance or by Tenant or third parties, and alterations attributable solely to Tenants of the Project other than Tenant);

(h) a reasonable amortization charge on account of any capital expenditure incurred to effect a reduction in the operating expenses of the Project, or which relates to a capital item installed pursuant to governmental law, rule or order;

(i) allocation of Landlord's central office costs incurred in managing the Project, which allocation shall not exceed five percent (5%) of the gross rentals of the Building; and

(j) cost, fees, and expenses charged to Landlord in connection with any contract for the management of the Project.

          Operating Expenses shall not include capital improvements (except as indicated above), depreciation, interest and principle payments on mortgage and other non-operating debts of Landlord, and specific costs for special items or services billed to and paid by specific tenants.

          Operating Expenses shall be determined on an accrual basis in accordance with generally accepted accounting principles consistently applied. The Base Operating Expense for the Project shall equal the actual Operating Expenses for the Project for the calendar year 1998. The "Estimated Operating Expense Increase" shall equal the positive difference between the Landlord's estimate of Operating Expenses for the applicable calendar year less the Base Operating Expense. Landlord's statement of the Estimated Operating Expense Increase shall control for the year specified in such statement and for each succeeding year during the Term until Landlord provides a new statement of the Estimated Operating Expense Increase. The "Actual Operating Expense Increase" shall equal the positive difference of the actual Operating Expenses for the applicable calendar year less the Base Operating Expense. Notwithstanding any provision contained herein to the contrary, if less than ninety-five percent (95%) of the total rental area in the Building is occupied by tenant(s) or Landlord is not supplying services to 95% of
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the total rentable area of the Building at any time during any calendar year,
Operating Expenses for such calendar year, including the Base Operating Expense year, shall be determined to be an amount equal to the like expense which would normally be expected to be incurred had such occupancy been 95% of the Building's total rentable area and had Landlord been supplying services to 95% of the Building's total rentable area throughout such calendar year.

          3.04 AUDIT OF BOOKS AND RECORDS BY TENANT. Tenant, at its expense, shall have the right once each calendar year during the Term, at a reasonable time, to audit Landlord's books and records relating to the Operation Expenses for the previous calendar year if additional rental payments became due during such previous calendar year pursuant to one provisions of Article 3.02 hereof; provided, however, if the statement of Actual Operating Expense Increase for the previous calendar year is overstated by more than five percent (5%) of the total amount of actual Operating Expenses for such calendar year reflected by the books and records, Landlord shall pay for the reasonable costs of such audit.

          3.05 SECURITY DEPOSIT.

                                    ARTICLE 4

          4.01 USE. Tenant shall use and occupy the Premises only for office purposes and Computer lab, and for no other purposes. Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will in any way increase the existing rate of or affect any fire or other insurance upon the Project or any of its contents, or cause the cancellation of any commercially reasonable insurance policy covering the Project or any part thereof or any of its contents. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Project or injure them. Tenant shall not permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises. Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any private restrictive covenant, law, statute, ordinance or any rule or regulation of Landlord or any governmental or quasi-governmental authority now in force or which may hereafter be enacted or promulgated.

                                    ARTICLE 5

          5.01 LANDLORD'S SERVICES. Provided Tenant is not in default hereunder, Landlord shall, at Landlord's expense, except as provided to the contrary in this Lease, furnish to Tenant the following services:

(a) air-conditioning and central heat, shall be supplied in sufficient quantities for the Premises and all public areas by Landlord at Landlord's expense during Building hours, in order to maintain a temperature in the Premises, in the range of 65(Degree) to 75(Degree) Fahrenheit, drybulb, and a maximum relative humidity of 60% in season, Normal Building hours, are presently scheduled to be 7:30 a.m. through 5:30 p.m. on weekdays and 7:30 a.m. through 1:00 p.m. on Saturdays, exclusive of normal business holidays. Normal business holidays for purposes of this Lease, shall be New Year's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day;

(b) janitorial services in the Premises and public portions of the Building, in accordance with Exhibit "_" at no extra charge, for all days except Saturdays, Sundays, and normal business holidays;

(c) water at those points of supply provided for drinking, toilet, and lavatory purposes;

(d) normal and customary routine maintenance of all public, structural, and exterior portions of the Project according to Landlord's standards;
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(e)       electric lighting service for all public portions of the Project;

(f) automatic passenger elevator service at all times for access to and egress from the Premises. Freight elevator service, in common with other tenants, shall be provided during reasonable business hours as prescribed by Landlord, exclusive of Saturdays, Sundays, and normal business holidays;

(g) electric energy that Tenant shall require for normal office equipment such as typewriters, desktop personal computers, usual office duplicating equipment, dictation machines, calculators, other machines of similar low electrical consumption, and building standard lighting in the premises. Without Landlord's prior written consent, Tenant shall not be entitled to employ lighting on the Premises which consumes electrical current in excess of building standard nor utilize any office equipment that consumes more than 0.5 kilowatts per hour at rated capacity or requires a voltage other than 120 volts single phase; and

(h) replacement of fluorescent light bulbs in any fluorescent light fixtures which are located in the Premises and which contain the building standard light fixture.

          5.02 ADDITIONAL SERVICE COST. Tenant shall pay Landlord, upon demand, such additional amounts as are necessary to recover additional costs incurred by Landlord in performing or providing janitorial, maintenance, security, or other services or requirements of Tenant (and in paying additional taxes) as to any non-building standard installations in the Premises. Tenant shall pay Landlord, upon demand, reasonable costs incurred by Landlord for providing off-hour and non-standard air-conditioning, heating and electricity; provided, however, that Tenant's excessive use or consumption of heating, air-conditioning and/or electrical services in violation of Article 5.01 above, without Landlord's consent, shall constitute a default under this Lease.

          5.03 SERVICE INTERRUPTION. Landlord shall not be liable for any damages, losses. Expenses, and costs directly or indirectly resulting from, nor shall any Rent be abated by reason of the installation, use or interruption of use of any equipment in connection with the furnishing of any of the foregoing services, or failure to furnish, or delay in furnishing any such service when such failure of delay is caused by accident or any other occurrence or condition beyond the reasonable control of Landlord or by the making of necessary repairs or improvements to the Premises or to the Building. The failure to furnish any of such services shall not be construed as an eviction of Tenant or relieve Tenant from the duty of observing and performing any of its obligations under this Lease unless such failure substantially handicaps, impedes or impairs the normal use of the Premises by Tenant for the purposes authorized in this Lease and within a reasonable time after delivery to Landlord by Tenant a written notice setting forth in reasonable detail a description of the services not so furnished, Landlord fails to commence curing any such failure or thereafter fails to continue the curing thereof with appropriate diligence and speed under the circumstances until cured.

          The obligations of Landlord to provide services and utilities herein provided for shall be subject to governmental regulation thereof (i.e. rationing, temperature control, et cetera) and any such regulation which requires Landlord to provide such services or utilities other than as herein provided shall not constitute a default hereunder but rather compliance with such regulations shall be deemed to be compliance with the obligations and agreements of Landlord hereunder.

                                    ARTICLE 6

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          6.01 ALTERATIONS. Tenant shall make no alterations, installations, additions or improvements in or to the Premises without Landlord's prior written consent, which consent shall not be unreasonably withheld. All alterations, installations, additions, or improvements, other than movable furniture and trade fixtures, made by Tenant to the Premises shall remain upon and be surrendered with the Premises and become the property of Landlord at the expiration or termination of this Lease or the termination of Tenant's right to possession of the Premises; provided, however, that Landlord may require Tenant, at Tenant's cost, to remove any or all of such items that are not building standard upon the expiration or termination of this Lease or the termination of Tenant's right to possession of the Premises, provided Landlord notified Tenant of such removal requirement at the time of Landlord's written consent torch alteration or addition. Tenant, at its sole cost and prior to the expiration or termination of this Lease, shall remove all of Tenant's property from the Premises and make, or reimburse Landlord for the cost of all repairs to the Premises and/or Project for damage resulting from such removal. All work shall be completed promptly and in a good and workmanlike manner and shall be performed in such a manner that no mechanic's, materialmen's or other similar liens shall attach to Tenant's leasehold estate and in no event shall Tenant permit, or be authorized to permit, any such liens or other claims to be asserted against Landlord or Landlord's rights, estate and interests with respect to the Project or this Lease. Landlord may require, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to the estimated cost of any improvements, additions or alterations in the Premises.

          6.02 TENANT REPAIRS. By taking possession of the Premises, Tenant shall be deemed to have accepted the Premises as being in good, sanitary order, condition and repair. Tenant shall, at Tenant's sole cost and expense, keep the Premises in good condition and repair, damage thereto from causes beyond the reasonable control of Tenant and ordinary wear and tear excepted. Tenant shall, upon the expiration or sooner termination of this Lease, surrender the Premises to the Landlord in good condition, ordinary wear and tear damage from causes beyond the reasonable control of Tenant excepted. Any injury or damage to the Premises or Project, or the appurtenances or fixtures thereof, caused by or resulting from the act, omission or neglect of Tenant or Tenant's employees, servants, agents, invitees, assignees, or subtenants shall be repaired or replaced by Tenant, or at Landlord's option by Landlord, at the expense of Tenant. If Tenant fails to maintain the Premises or fails to repair or replace any damage to the Premises or Project resulting from the negligence or intentional act of Tenant, its employees, servants, agents, invitees, assignees or subtenants, Landlord may, but shall not be obligated to, cause such maintenance, repair or replacement to be done, as Landlord deems necessary, and Tenant shall immediately pay to Landlord all costs related thereto plus a charge for overhead of ten percent (10~) of such costs.

          6.03 LANDLORD REPAIRS. Landlord shall repair and maintain the structural portions of the Project, including the basic plumbing, air-conditioning, heating, elevator, and electrical systems installed or furnished by Landlord, and all areas of the Project available for the common, non-exclusive use of all tenants in the Project, unless such maintenance and repairs are caused in part or in whole by the act, neglect, or omission of any duty by the Tenant, its agents, servants, employees or invitees, or unless such maintenance or repairs are otherwise herein provided to be made by Tenant. Landlord shall not be liable for any failure to make such repairs or to perform any maintenance unless such failure shall persist for thirty (30) days after written notice of the need of such repairs or maintenance is given to Landlord by Tenant. Landlord shall not be liable for any damages, compensations or claims for loss of the use of the whole or any part of the Premises or Tenant's personal
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property, or any inconvenience, loss of business, or annoyance arising from any such repair and/or maintenance performed by Landlord hereunder, except for damage resulting from Landlord's gross negligence or willful misconduct.

                                    ARTICLE 7

          7.01 LANDLORD INSURANCE. Landlord shall insure the Project and shall maintain fire and extended casualty liability and other insurance in such amounts as Landlord, in its sole discretion, may deem appropriate. Such insurance shall be an "Operating Expense" as defined in Article 3.03 above. Such insurance shall be for the sole benefit of Landlord and, if required, Landlord's mortgagee.

          7.02 TENANT INSURANCE. Tenant shall, at Tenant's expense, fully insure its property located in the Premises, against fire and other casualty and shall maintain comprehensive general public liability insurance with broad form endorsement insuring Landlord and Tenant against any liability arising out of ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto, including contractual liability insurance (with respect to Article 7.04 hereof), and with limits of liability of at least $1,000,000 with respect to death of or injuries to one or more persons, and at least $1,000,000 with respect to loss of or damage to property.

A copy of the certificate of insurance, shall be delivered to Landlord. Furthermore, in the event this Lease is hereafter modified or amended in any manner which will cause all or any portion of the Premises not to be covered by the comprehensive public liability insurance to include all portions of the Premises.

          7.03 WAIVERS OF RECOVERY AND SUBROGATION. Landlord and Tenant hereby waive any rights of recovery, claim, action or cause of action each may have against the other on account of any loss or damage occasioned to Landlord or Tenant arising from any risk covered by the fire and extended casualty insurance covering the Project or the general public liability insurance with broad form endorsement covering the Premises or any other property used or occupied by Tenant pursuant to the terms of this Lease or otherwise and which is maintained hereunder. Landlord and Tenant, on behalf of their insurance company or companies insuring the Project and/or the Premises and any property located thereon or any other property used or occupied by Tenant pursuant to the terms of this Lease or otherwise, waive any right of recovery and/or subrogation that they may have one against the other. Because this paragraph will preclude the assignment of any claim mentioned in it by way of subrogation or otherwise to an insurance company or any other person, each party to this Lease agrees immediately to give to each insurance company which has issued to it policies of insurance covering all risk of direct physical loss, written notice of the terms of the mutual waivers contained in this paragraph, and to have the insurance policies properly endorsed, if necessary, to prevent the invalidation of the insurance coverage by reason of the mutual waivers contained in this paragraph.

          7.04 INDEMNITY. Tenant hereby indemnifies and holds harmless Landlord's and Landlord hereby indemnifies and holds harmless Tenant's agents, directors, officers, employees, invitees, successors, assigns, and contractors, from all claims, losses, costs, damages, or expenses (including but not limited to attorney's fees) resulting or arising from any and all injuries or death of any person or damage to any property caused by an act, omission, or negligence of Tenant, or any parties contracting with Tenant relating to the Premises. Landlord shall not be liable for any damage of any kind or for any damage to property, death or injury to persons from any cause whatsoever by reason of the use and occupancy of the Premises by Tenant. Landlord shall not be liable to Tenant and Tenant hereby waives all claims against Landlord or

Landlord's directors, officers, employees, or agents for any indirect damages or loss of profits, business interruption, and for any damage to property, death or injury to persons from any cause whatsoever including, but not limited to, acts of other tenants, vandalism, loss of trade secrets or other confidential information, any damage, loss or injury caused by defect in the Premises or the Building, pipes, air-conditioning, heating, plumbing or by water leakage of any kind from the roof, walls, windows, basement or other portion of the Premises or the Building, or caused by electricity, gas, oil, fire or any cause whatsoever in, on, or about the Premises, Building or Project or any part thereof, unless caused by the willful misconduct or gross negligence of Landlord.

                                    ARTICLE 8

          8.01 CASUALTY. If the Premises or Project, or any portion of either, shall be damaged by fire or other casualty covered by the insurance carried by Landlord hereunder and the cost of repairing such damage shall not be greater than eighty percent (80%) of the then full replacement cost thereof, then, subject to the following provisions of this Article 8, Landlord shall proceed with due diligence to repair the Premises and/or Project. If the Premises or Project shall be damaged (a) by fire or other casualty not covered by insurance carried by Landlord hereunder, or (b) to an extent greater than eighty percent (80%) of the then full replacement cost thereof, then Landlord shall have the option (i) to repair or reconstruct the same to substantially the same condition as immediately prior to such fire or other casualty, or (ii) terminate this Lease by so notifying Tenant within one louvered, twenty (10) thirty (30) days after the date of such fire or others casualty, such termination to be effective as of the date of such fire or other casualty. Failure to give notice of Landlord's decision within such thirty (30): one hundred twenty (1~0) day period, notwithstanding the foregoing, if such destruction results in the premises being untenable in whole, or insubstantial part, for a period reasonably estimated by the responsible contractor selected by Landlord to be six (6) months or longer after the date of casualty or in the event of total or substantial damage or destruction of the building from any cause of which the period to restore is reasonably estimated by the aforesaid contractor to be six
(6) months or longer after the casualty (and irrespective whether or not the Premises are damaged), then Tenant or Landlord may terminate this Lease within thirty (30) days after the date of Landlord's notice described below and all rentals owed up to the time of such destruction or termination must be paid by Tenant (it being understood that Tenant must pay rentals on all tenable space until termination of this Lease). Landlord will give Tenant written notice thirty (30) days after any such damage or destruction. Any such termination, either by Landlord or Tenant, will not relieve Tenant of its obligations and liability (whether under this Section 8.01 or elsewhere in this Lease) which are expressly provided to survive the expiration or earlier termination of this Lease. If Landlord elects not to rebuild, then Landlord will be entitled to retain all of the insurance proceeds of the fire, and casualty insurance maintained by it and its interest in Tenant's insurance which Tenant is required to maintain pursuant to Section 7.02 above. Notwithstanding anything contained in this Section 8.01, Landlord will be obligated to restore or rebuild only the damaged and/or affected portions of the Premises to the same condition, excepting reasonable wear and tear installed by Landlord at the commencement of the Lease pursuant to the approved Plans attached as Exhibit "-".

          8.02 END OF TERM CASUALTY. Notwithstanding anything to the contrary in this Article 8, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises or the Project when the damage resulting from any casualty covered under this Article 8 occurs during the last twelve
(12) months of the Term or any extension thereof.

                                    ARTICLE 9

          9.01 TAKING. If all or any part of or interest in the Premises shall be taken as a result of the exercise of the power of eminent domain, this Lease shall terminate as to the part so taken as of the date of taking. If only a part of or interest in the Premises or if a substantial portion of the Building is so taken, either Landlord or Tenant shall have the right to terminate as to the part so taken as of the date of taking. If only a part of or interest in the Premises or if a substantial portion of the Building is taken, either Landlord or Tenant shall have the right to terminate this Lease as to the balance of the Premises by written notice to the other within thirty (30) days after the date of taking, provided, however, that a condition to the exercise by Tenant of such right to terminate shall be that the portion of the Premises or Building taken shall be of such extent and nature as to materially handicap, impede or impair Tenant's use of the Premises or the balance of the Premises remaining. In the event of any taking, Landlord shall be entitled to any and all compensation, damages, income, rent and awards with respect thereto except for an award, if any, specified by the condemning authority for any property that Tenant has the right to remove upon termination of this Lease. Tenant shall have no claim against Landlord for the value of any unexpired Term. In the event of a partial taking of the Premises which does not result in a termination of this Lease, the Rent thereafter to be paid shall be equitably reduced.

                                   ARTICLE 10

          10.01 ENTRY. Landlord, its agents, employees and representatives, shall have the right to enter the Premises at any time upon reasonable notice to Tenant (which notice may be oral and not in compliance with Article 15.08 hereof, but no notice shall be required in the case of routine maintenance or an emergency) for any purpose which Landlord may reasonably deem necessary for the operation and maintenance of the Project, subject to the safety and security regulations of Tenant and the Government of the United States of America. Tenant hereby waives any claim for damages or for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults, safes and files, and Landlord shallhavethe right to use any and all means which Landlord may deem proper to open said doors in an emergency, in order to obtain entry to the Premises without liability to Tenant except for any failure to exercise due care for Tenant's property.

                                   ARTICLE 11

          11.01 SUBORDINATION. The rights and interest of Tenant under this Lease and in and to the Premises shall be subject and subordinate to all deeds of trust, mortgages, and other security instruments and to all renewals, modifications, consolidation, replacements, and extensions thereof (the "Security Documents") heretofore or hereafter executed by Landlord and/or any subsequent purchaser, grantee or assignee covering the Premises, and/or the Project, or any parts thereof to the same extent as if the Security Documents had been executed, delivered and recorded prior to the execution of this Lease. After the delivery to Tenant of a notice from Landlord that it has entered into one or more Security Documents, then during the term of such Security Documents, Tenant shall deliver to the holder or holders of all Security Documents a copy of all notices to Landlord and shall grant to such holder or holders the right to cure all defaults, if any, of Landlord hereunder within the same time period provided in this Lease for curing such defaults by Landlord and, except with the prior written consent of the holder of the Security Documents, shall not (i) amend this Lease, (ii) surrender or terminate this Lease except pursuant to a right to terminate expressly set forth in this Lease, or (iii) pay any Rent more than one (1) month in advance or pay any Rent or other amounts payable hereunder other than in strict accordance with the terms hereof. The provisions of this subsection shall be self-operative and shall not require further agreement by Tenant; however, at the request of Landlord, Tenant shall execute such further documents as may be required to evidence and set forth for the benefit of the holder of any Security Documents the obligations of Tenant hereunder including, but not limited to, the Tenant's obligation to subordinate Tenant's interest in this Lease to any such Security Documents as may be desired by Landlord and/or the mortgagee or trustee, provided however, that any such instruments shall not effect Tenant's rights and privileges under this Lease, or alter the business or legal terms of this Lease. At any time and from time to time upon not less than ten (10) days prior notice by Landlord, Tenant shall execute, acknowledge and deliver to the Landlord a statement of the Tenant in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications, if any), and stating whether or not to the best knowledge of Tenant the Landlord is in default in the keeping, observance or performance of any covenant, agreements, term, provision or condition contained in this Lease and, if so, specifying each default of which Tenant may have knowledge, it being intended that any such statement may be relied upon by any prospective purchaser, tenant, mortgagee or assignee of any mortgage of the Building or land or of Landlord's interest therein. Notwithstanding the above, with respect to any present of future mortgagee and /or beneficiary of any Deed of Trust or other lien covering the property, or Lessor underground lease (collectively "Landlord's Mortgagee") during the term of this Lease or any extension thereof. Landlord will secure and deliver to Tenant a non-disturbance agreement form executed by Landlord's Mortgagee for the benefit of Tenant whereby Tenant will not be disturbed in its possession of he lease Premises or its rights under the Lease modified or terminated so long as an event of default by Tenant is not continuing under the terms of this lease.

          11.02 QUIET ENJOYMENT. Tenant, on paying the Rent and keeping and performing the conditions and covenants herein contained, shall and may peaceably and quietly enjoy the Premises for the Term, subject to the aforesaid underlying leases and mortgages, all applicable laws and other governmental and legal requirements, applicable insurance requirements and regulations, and the provisions of this Lease.

                                   ARTICLE 12

          12.01 ASSIGNMENT AND SUBLETTING. Tenant shall not, voluntarily, by operation of law, or otherwise, assign, transfer, mortgage, pledge, or encumber this Lease or sublease the Premises or any part thereof, or suffer any person other than Tenant, its employees, agents, servants and invitees to occupy or use the Premises or any portion thereof, without the express prior written consent of Landlord which consent shall not be unreasonably withheld or delayed. If Tenant so requests Landlord's consent, Landlord may, (a) deny such request and continue to enforce the terms and conditions of this Lease as to Tenant; (b) grant such consent subject to Landlord's approval of the assignee, transferee, subtenant, or mortgagee; or (c) elect to terminate this Lease with respect to the Premises or any portion thereof to be affected by such assignment, sublease or other event specified above. In no event may Tenant assign this Lease or sublease the Premises or any portion thereof to any party whose operations in the Project would not be in keeping with, or would detract from the operations of other tenants in the Project. If Tenant is not a public company that is registered on a national stock exchange or that is required to register its stock with the Securities and Exchange Commission under Section 12(g) of the Securities and Exchange Act of 1934, then any change in a majority of the voting rights or other controlling rights or interests of Tenant shall be deemed an assignment for the purposes hereof.

          12.02 CONTINUED LIABILITY. Tenant shall, despite any permitted assignment or sublease, remain directly and primarily liable for the performance of all of the covenants, duties, and obligations of Tenant hereunder and Landlord shall be permitted to enforce the provisions of this Lease against Tenant or any assignee or sublessee without demand upon or proceeding in any way against any other person.

          12.03 CONSENT. Consent by Landlord to a particular assignment or sublease shall not be deemed a consent to any subsequent assignment or sublease. If this Lease is assigned or if the Premises are subleased without the permission of Landlord, then Landlord may nevertheless collect rent from the assignee or sublessee and apply the net amount collected to the Rent payable hereunder, but no such transaction or collection of rent or application thereof by Landlord shall be deemed a waiver of any provision hereof, a release of Tenant from the performance of the obligations of the Tenant hereunder or of any remedy of Landlord under this Lease.

          12.04 PROCEEDS. All cash or other proceeds of any assignment, sale or sublease of Tenant's interest in this Lease, whether consented to by Landlord or not, shall be paid to Landlord notwithstanding the fact that such proceeds exceed the Rent called for hereunder, and Tenant hereby assigns all rights it might have or ever acquire in any such proceeds to Landlord, less Tenant's upfront costs of such assignment or sublease.

          13.01 DEFAULT. Each of the following shall constitute a "Default" by
Tenant:

Each of the following shall constitute a

(a)       the failure of Tenant to pay the Rent or any part thereof when due;

(a) Tenant shall become insolvent or unable to pay its debts as they become due, or Tenant notifies Landlord that it anticipates either condition;

(b) the making by Tenant of a general assignment for the benefit of its creditors;

(d) Tenant takes any action to, or notifies Landlord that Tenant intends to file a petition under any section or chapter of the United States Bankruptcy Code, as amended from time to time, or under any similar law or statute of the United States or any state thereof; or a petition shall be filed against Tenant under any such statute or Tenant notifies Landlord that it knows such a petition will be filed; or the appointment of a receiver or trustee to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease;

(e) the failure of Tenant to discharge or appeal any judgment for Landlord and against Tenant within sixty (60) days after such judgment becomes final;

(f) Tenant shall fail to fulfill or perform, in whole or in part, any of its obligations under this Lease (other than the payment of Rent) and such failure or non-performance shall continue for a period of thirty
          (30) Ad days after written received notice thereof has been given by Landlord to Tenant;

(g) Tenant shall vacate or abandon the Premises or any significant portion thereof unless Tenant continues to pay all of its rental obligations as defined herein; or

(h) Tenant shall fail to take possession of the Premises when Landlord notifies Tenant that the same are ready for occupancy.

          13.02 RIGHTS UPON DEFAULT. If a Default occurs, then at any time thereafter prior to the curing thereof, with notice or demand and without waiving any additional or remaining rights herein available to Landlord, Landlord may exercise any and all rights and remedies available to Landlord under this Lease, at law, or in equity, including, without limitation, termination of this Lease and termination of Tenant's right to possession without terminating the Lease. In the event of a Default, Landlord may, without additional notice and without court proceedings, re-enter and repossess the Premises and remove all persons and property therefrom and said Tenant hereby agrees to surrender possession of the Premises and waives any claim arising by reason thereof or by reason of issuance of any distress warrant or writ of sequestration and agrees to hold Landlord harmless from any such claims.

          If Landlord elects to terminate this Lease, it may treat the Default as an entire breach of this Lease and Tenant shall immediately become liable to Landlord for damages equal to the total of: (i) the reasonable cost of recovering, reletting (including, without limitation, the cost of lease commission attributable to the unexpired portion of the Term of this Lease), and remodeling the Premises per building standards; (ii) all unpaid Rent and other amounts earned or due through such termination; plus, (iii) the total Rent and other amounts to be paid by Tenant hereunder for the remainder of the full Term. If Landlord elects to terminate Tenant's right to possession of the Premises without terminating the Lease, Landlord shall make commercially reasonable efforts to rent the Premises or any part thereof for the account of Tenant to any person or persons for such rent and for such terms and conditions as Landlord deems appropriate, and Tenant shall be liable to Landlord for the amount, if any, by which the Rent for the unexpired balance of the Term exceeds the net amount, if any, received by Landlord from such reletting, (such amount received by Landlord being the gross amount so received by Landlord less the reasonable costs of repossession, reletting, remodeling, and other expenses incurred by Landlord). Such sum or sums shall be paid by Tenant in monthly installments on the first day of each month of the Term. In no case shall Landlord be liable for failure to relet the Premises or to collect the rent due under such reletting, and in no event shall Tenant be entitled to any excess rents received by Landlord. All rights and remedies of Landlord shall be cumulative and not exclusive.

          13.03 COSTS. If Landlord elects to terminate Tenant's right to possession without terminating the Lease, Landlord shall have the right at any time thereafter to terminate this Lease, whereupon the foregoing provisions with respect to termination will thereafter apply. If any Act of Default occurs or in case of any holding over or possession by Tenant of the Premises after the expiration or termination of this Lease, Tenant shall reimburse Landlord on demand for all costs incurred by Landlord in connection therewith including, but not limited to, reasonable attorney's fees, court costs, and related costs plus interest thereon at the rate of ten percent (10%) per annum from the date such costs are paid by Landlord.

          13.04 INTEREST. All late payments of Rent, costs or other amounts due from Tenant under this Lease shall bear interest from the date due until paid at the rate of ten percent (10%) per annum.

          13.05 NON-WAIVER. The failure of Landlord or Tenant to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of this Lease shall not prevent a subsequent act or omission that would have originally constituted a violation of this Lease from having all the force and effect of an original violation. The receipt by Landlord of Rent with or without knowledge of the breach of any provision of this Lease shall not be deemed a waiver of such breach, shall not reinstate this Lease or Tenant's right of possession if either or both have been terminated, and shall not otherwise affect any notice, election, action, or suit by Landlord. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver shall be in writing signed by Landlord. No act or thing done by Landlord during the Term shall be deemed an acceptance of surrender of the Premises and no agreement to accept such surrender shall be valid, unless expressly acknowledged and in writing and signed by Landlord.

                                   ARTICLE 14

          14.01 LIMITATION OF WARRANTIES. LANDLORD AND TENANT AGREE THAT THERE ARE AND WERE NO VERBAL REPRESENTATIONS, WARRANTIES, UNDERSTANDINGS, STIPULATIONS, AGREEMENTS OR PROMISES PERTAINING TO THIS LEASE OR THE EXPRESSLY MENTIONED WRITTEN EXTRINSIC DOCUMENTS NOT INCORPORATED IN WRITING IN THIS LEASE. LANDLORD AND TENANT EXPRESSLY AGREE THAT THERE ARE AND SHALL BE NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY, HABITABILITY, SUITABILITY, FITNESS FOR A PARTICULAR PURPOSE OR OF ANY OTHER KIND ARISING OUT OF THIS LEASE AND TENANT HEREBY WAIVES ANY AND ALL CLAIMS AGAINST LANDLORD IN THIS REGARD. TENANT HAS ITSELF INSPECTED THE PROPERTY AND AGREES TO ACCEPT THE SAME AS IS, WHERE IS AND WITH ALL FAULTS, IF ANY.

                                   ARTICLE 15

          15.01 AMENDMENT. Any agreement hereafter made between Landlord and Tenant shall be ineffective to modify, release, or otherwise affect this Lease, in whole or in part, unless such agreement is in writing and signed by the party to be bound thereby.

          15.02 SEVERABILITY. If any term or provision of this Lease shall, to any extent, be held invalid or unenforceable by a final judgment of a court of competent jurisdiction, the remainder of this Lease shall not be affected thereby.

          15.03 ESTOPPEL LETTERS. Tenant shall promptly, upon request from Landlord, execute and acknowledge a certificate containing such information as may be reasonably requested for the benefit of Landlord, and prospective purchaser or any current or prospective mortgagee of all or any portion of the Project. Such Estoppel Letters will be limited to no more than three (3) a year.

          15.04 LANDLORD'S LIABILITY AND AUTHORITY. The liability of Landlord to Tenant for any default by Landlord under the terms of this Lease or in the event Landlord expressly or impliedly agrees to any other liability under the terms of this Lease for any actions of Landlord or its directors, officers, employees, agents or contractors shall be limited to the interest of Landlord in the Project, it being intended that Landlord shall not be personally liable for any judgment or deficiency.

          15.05 HOLDOVER. If Tenant shall remain in possession of the Premises after the Expiration /date or earlier termination of this Lease, then Tenant shall be deemed a tenant-at-sufferance, terminable at any time, at one and one-half the Rent in effect on the date of such termination or expiration, but otherwise shall be subject to all of the obligations of Tenant under this Lease. Additionally, Tenant shall pay to Landlord all damages sustained by Landlord on account of such holding over by Tenant including, but not limited to, reasonable attorney's fees.

          15.06 SURRENDER. Upon the expiration or earlier termination of the Term, Tenant shall peaceably quit and surrender the Premises in good order and condition, excepting ordinary wear and tear, but subject to Article 6.01 and
Article 6.02 hereof. All obligations of Tenant for the period of time prior to the expiration or earlier termination of the Term shall survive such expiration or termination.

          15.07 PARTIES AND SUCCESSORS. Subject to the limitations and conditions set forth elsewhere herein, this Lease shall bind and inure to the benefit of the respective heirs, legal representatives, successors, and permitted Assigns and/or subleases of the parties hereto. The term "Landlord", as used in this Lease, so far as the performance of any covenants or obligations on the part of Landlord under this Lease are concerned, shall mean only the owner of the Project at the time in question, so that in the event of any transfer of title to the Project, the party by whom any such transfer is made shall be relieved of all liability and obligations of the Landlord arising under this Lease from and after the date of such transfer.

          15.08 NOTICE. Except as otherwise provided herein, any statement, notice or other communication which Landlord or Tenant is required to give to the other in writing shall be deemed sufficiently given or rendered if hand delivered, or if sent by registered or certified mail, return receipt requested, postage prepaid and addressed to the other as follows:

         If to Landlord:   691 Sleater-Kinney Road S.E., Suite 100
                           P.O. Box 3487
                           Lacey, Washington 98503

         If to Tenant:     The Premises

                           or

                           ---------------------------------------
                           ---------------------------------------
                           ---------------------------------------

or at such other addressees) as the other party shall from time to time designate by prior written notice, and such notice shall be effective when the same is received or mailed as herein provided.

          15.09 RULES AND REGULATIONS. Tenant, its servants, employees, agents, visitors, invitees, and licensees shall observe faithfully and comply strictly with the Rules and Regulations set forth in Exhibit "C" hereto, and shall abide by and conform to such further rules and regulations as Landlord may from time to time reasonably make or adopt after Tenant receives a copy thereof.

          15.10 CAPTIONS. The captions in this Lease are inserted only as a matter of convenience and for reference and they in no way define, limit, or describe the scope of this Lease or the intent of any provision hereof.

          15.11 NUMBER AND GENDER. All genders used in this Lease shall include other genders, the singular shall include the plural, and the plural shall include the singular, whenever and as often as may be appropriate.

          15.12 GOVERNING LAW. This Lease shall be governed by and construed in accordance with the laws of the State of Texas and all obligations hereunder are performable in Harris County, Texas.

          15.13 INABILITY TO PERFORM. Notwithstanding Article 15.18 below, whenever a period of time is herein prescribed for the taking of any action by Landlord or Tenant, Landlord or Tenant, shall not be liable or responsible for, and there shall be excluded from the computation of such period of time, any delays due to strikes, riots, Act of God, shortages of labor or materials, war, governmental laws, regulations or restrictions, or any other cause whatsoever beyond the control of Landlord or Tenant, and such nonperformance or delay in performance by Landlord shall not constitute a breach or default by Landlord under this Lease nor give rise to any claim against Landlord for damages or constitute a total or partial eviction, constructive or otherwise.

          15.14 USE OF NAME. Tenant shall not, except to designate Tenant's business address (and then only in a conventional manner and without emphasis or display) use the name or mark Gemini for any purpose whatsoever. Spacehab, at Tenant's expense, shall be the highlighted name on all building signs including current "Tombstone."

          15.15 BROKER. Tenant represents and warrants that Tenant has dealt with, and only with Lisa Cole-Gross as broker(s) in connection with this Lease and that, insofar as Tenant knows, no other broker(s) negotiated this Lease or are entitled to any commission in connection herewith. Landlord shall pay such broker its commission of 4% of the total rent relating to this Lease equaling $37,719.49. Payment shall be made upon execution of lease document, and payment of rent. Tenant shall indemnify and hold harmless Landlord from and against all claims (and costs of defending against and investigating such claims) of any other broker(s) or similar parties claiming under Tenant in connection with this Lease.

          15.16 MEMORANDUM OF LEASE. Without the prior written consent of Landlord, which may not be unreasonably withheld, Tenant shall not record this Lease or a memorandum or other instrument with respect to this Lease.

          15.17 ENTIRE AGREEMENT. This Lease, including all Exhibits attached hereto (which Exhibits are hereby incorporated herein and shall constitute a portion hereof), contains the entire agreement between Landlord and Tenant with respect to the subject matter hereof. Tenant hereby acknowledges and agrees that neither Landlord nor Landlord's agents or representatives have made any representations, warranties, or promises with respect to the Project, the Premises, Landlord's services, or any other matter or thing except as herein expressly set forth, and no rights, easements, or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this Lease.

          15.18 TIME OF ESSENCE. Time is of the essence of this Lease and each and all of its provisions in which performance is a factor.

          15.19 PARKING. Landlord hereby reserves the right to make, modify and enforce rules and regulations relating to the parking of cars, and Tenant will abide by such rules and regulations, and will ensure the compliance with such rules by its employees, agents, guests and invitees. Landlord further agrees to designate the prior Barrios parking places for Tenant's exclusive use.

          Tenant shall pay, or cause to be paid, before delinquency, any and all taxes levied or assessed and which become payable during the term hereof upon all of Tenant's leasehold improvements, equipment, furniture, fixtures and personal property located in the Premises except that which has been paid for by Landlord or is the standard of the Building.

          IN WITNESS THEREOF, Landlord and Tenant have here unto executed this Lease as of the day and year first above written.

LANDLORD                                           TENANT

PUGET OF TEXAS INC.,                               SPACEHAB, INC.
a Texas corporation                                a Washington corporation



By: /s/R. Blume                                    BY: /s/John M. Lounge
   -----------------                                   --------------------
Title: President/CEO                               Title: Vice-President/GM
                                                          -----------------

STATE OF WASHINGTON           )
                              )

 THURSTON COUNTY              )

          I certify that I know or have satisfactory evidence that Robert L. Blume is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the President/C of Puget of Texas, Inc., a Texas corporation to be thee and voluntary act of such party for the uses and purposes mentioned in the instrument.

Dated: 2/4/98                         Sandra Ellen Burnes
                                      ----------------------------
                                      Notary Public in and for the
                                      State of Washington
                                      Residing at Olympia
                                                  ----------------
                                      My Commission expires: 11/19/99
                                                             --------

STATE OF TEXAS                )
                              )
COUNTY OF Harris              )

          This instrument was acknowledged before me on the 29th day of January, 1998, by John Lounge, of SPACEHAB, a _________________________
          corporation, on behalf of said corporation.

          My commission expires:  8-23-98                 /S/Ann Houston
                                                    ----------------------------
                                                    Notary Public in and for the
                                                    State of Texas

                                                         S/Ann Houston
                                                    ------------------------
                                                    (Printed Name of Notary)

                                     DIAGRAM
                                FLOOR PLAN LAYOUT

                                    EXHIBIT B

1. Landlord grants Tenant a two 12) year option to renew at the then prevailing rate, to be exercised in writing, no less than six (6) months prior to expiration date.

2. Tenant will retain a firm expansion option on any and all then available unencumbered space on the third floor of the building. Should Tenant desire to expand into such areas, Tenant will give Landlord thirty (30) days written notice of its intention to expand. The terms of the expansion space shall be the same terms and conditions of the master lease.

3. Tenant hereby agrees to indemnify and hold Landlord and its agents, successors and assigns harmless against all injury, loss, costs, expenses, claims and damages to any person or property arising from Tenant's negligence or misconduct.

4. Tenant accepts space in an "As Is" condition.

5. Spacehab shall assume Barrios' primary identity to the building.

                                    EXHIBIT C

                         BUILDING RULES AND REGULATIONS

1. Directories will be placed by Lessor, at its own expense, in conspicuous places in the Building. No other directories shall be permitted unless previously consented to by Lessor in writing.

2. Lessee will refer all contractors, contractor's representatives, and installation technicians, rendering any service to Lessee, to Lessor for Lessor's supervision, approval and control before performance of any contractual service. This provision shall apply to all work performed in the Building including installations of telephones, telegraph equipment, electrical devices and attachments, and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment or any other physical portion of the Building.

3. Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by Lessee of any merchandise or materials which require use of elevators or stairways, or movement through Building entrances or lobby shall be restricted to hours designated by Lessor. All such movement shall be under supervision of Lessor and in the manner agreed between Lessee and Lessor by prearrangement before performance, subject to Lessor's decision and control as to the time, method and routing of movement and as to limitations imposed for safety or other concerns which may prohibit any article, equipment or any other item from being brought into the Building. Lessee is to assume all risk as to damage to articles moved and injury to persons or public engaged or not engaged in such movement, including equipment, property and personnel of Lessor if damaged or injured as a result of acts in connection with carrying out services for Lessee, from time of entering property to completion of work, and Lessor shall not be liable for acts of any person engaged in or any damage or loss to any of said property or persons resulting from any act in connection with such service performed for Lessee.

4. No signs, advertisements or notices shall be painted or allowed on or to any window(s) or door(s), or other parts of the Building, except of color, size and style and in such places, as shall be first approved in writing by Lessor. No nails, hooks or screws shall be driven or inserted in any part of the Building, except by the Building maintenance personnel, nor shall any part be defaced by Lessee. All signs will be contracted for by Lessor at the rate fixed by Lessor from time to time, and Lessee will be billed and pay for such service accordingly.

5. No portion of Lessee's area or any other part of the Building shall at any time be used or occupied as sleeping or lodging quarters.

6. Lessee shall not place, install or operate in the Premises or in any part of the Building, any engine or machinery, or maintain, use or keep any inflammable, explosive, or hazardous material without the prior written consent of Lessor.

7. No birds or animals shall be brought into or kept in or about the Building (except seeing eye dogs for the handicapped).

8. Employees of Lessor shall not receive or carry messages for or to Lessee or other persons, nor contract with or render free or paid services to Lessee's agents, employees, or invitees.

9. Lessor will not permit entrance to Lessee's office(s) by use of pass keys controlled by Lessor to any person at any time without written permission by Lessee, except employees, contractors, or service personnel directly supervised by Lessor.

10. The entries, passages, doors, elevators, elevator doors, hallways or stairways shall not be blocked or obstructed, no rubbish, litter, trash or material of any nature shall be placed, emptied or thrown into these areas and such areas shall not be used at any time except for ingress or egress by Lessee, Lessee's agents, employees, invitees or visitors to or from the Premises.

11. Plumbing fixtures and appliances shall be used only for purposes for which constructed, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or placed therein. Damage resulting to any such fixtures or appliances from misuse by Lessee shall be repaired and/or replaced at Lessee's sole cost and expense, and Lessor shall not in any case be responsible therefor.

12. Lessee shall not do, or permit anything to be done in or about the Building, or bring or keep anything therein, that will in any way increase the rate of fire or other insurance on the Building or on property kept therein, or obstruct or interfere with the right of, or otherwise injure or annoy other tenants, or do anything in conflict with the valid pertinent laws, rules or regulations of any governmental authority.

13. The Lessor desires to maintain the highest standards of environmental comfort and convenience for the tenantry. It will be appreciated if any undesirable conditions or lacks of courtesy or attention are reported directly to the management.

14. The work of the janitor or cleaning personnel shall not be hindered by Lessee after 5:30 p.m. Windows, doors and fixtures may be cleaned at any time. Lessee shall provide adequate waste and rubbish receptacles, cabinets, book cases, map cases, etc. necessary to prevent unreasonable hardship to Lessor in discharging its obligation regarding cleaning service.

15. Lessor shall have the right to determine and prescribe the weight and proper position of any unusually heavy equipment including safes, large files, etc. that are to be placed in the Building, and only those which in the opinion of Lessor might not with reasonable probability do damage to the floors, structure and or freight elevator may be moved into said Building. Any damage occasioned in connection with the moving or installing of such aforementioned articles in said Building or the existence of same in said Building shall be paid for by Lessee, unless otherwise covered by insurance.

16. Lessor shall have the right to prohibit the use of the name of the Building or any other publicity by Lessee which in Lessor's opinion tends to impair the reputation of the Building or its desirability for the executive offices of Lessor or of other lessees, and, upon written notice from Lessor, Lessee will refrain from or discontinue such publicity.

17. The leased Premises shall not be used for lodging, sleeping or cooking or any immoral or illegal purpose or for any purpose that will damage the Premises or the reputation thereof, or for any purpose other than that specified in the Lease covering the Premises. -

18. Lessee and its employees shall at all times during the term of the Lease park in the parking area located adjacent to the Building or in the undesignated parking spaces contiguous to the parking area at the rear of the Building. At no time shall Lessee and its employees park in the parking area located at the front of the Building unless specific provisions in the Lease allow for designated parking spaces to the Lessee. Should Lessee or its employees not abide by this Building rule and regulation, Lessor shall tow Lessee's or its employees vehicles at Lessee's or its employees sole expense.

19. Lessee and its employees shall provide Lessor with automobile license plate numbers. Should said automobile license plate numbers change, Lessee and its employees shall provide Lessor with updated information.

the Harris County Official Public Records of Real Property and being the Northwest corner of this tract;

THENCE South 66 deg. 46 min. 00 sec. East, 55.50 feet to a 5/8 inch iron rod found for a corner in the South line of said 3.7381 acres of land and being a corner in the North line of this tract;

THENCE South 23 deg. 14 min. 00 sec. West, 186.18 feet (called 186.19 feet) to an "X" cut in concrete found for the most Southerly Southwest corner of said
3.7381 acres of land and being a corner in the North line of this tract;

THENCE South 66 deg. 46 min. 00 sec. East, 301.16 feet to a 5/8 inch iron rod found for the Southeast corner of said 3.7381 acres of land and being the Northeast corner of this tract and also being in the West right-of-way line of Gemini Avenue, based on 80 feet in width;

THENCE 32.52 feet, with the arc of a curve to the right in the West right-of-way line of said Gemini Avenue whose chord bears South 22 deg. 39 min. 00 sec. West,
32.52 feet and having a central angle of 01 deg. 00 min. 00 sec. and a radius of 1,597.02 feet, to a 5/8 inch iron rod found for the end of the curve;

THENCE South 23 deg. 14 min. 00 sec. West, 492.78 feet, with the West right-of-way line of said Gemini Avenue, to an "X" cut in concrete found for the most Northerly East corner of said 0.8259 acre tract and being the Southeast corner of this tract;

THENCE North 66 deg. 46 min. 00 sec. West, 56.00 feet to an "X" cut in concrete found for a corner in the North line of said 0.8259 acre tract, and being a corner in the South line of this tract;

THENCE North 23 deg. 14 min. 00 sec. East, 87.50 feet to an "X" cut in concrete found for the most Easterly North corner of said 0.8259 acre tract and being a corner in the South line of this tract;

THENCE North 66 deg. 46 min. 00 sec. West, 230.00 feet to an "X" cut in concrete found for the most Westerly North corner of said 0.8259 acre tract and being a corner in the South line of this tract;

THENCE South 23 deg. 14 min. 00 sec. West, 57.00 feet to an "X" cut in concrete found for a corner in the North line of said 0.8259 acre tract, and being a corner in the South line of this tract;

THENCE North 66 deg. 46 min. 00 sec. West, 56.00 feet to an "X" cut in concrete found for a corner in the North line of said 0.8259 acre tract, and being a corner in the South line of this tract;

THENCE South 23 deg. 14 min. 00 sec. West, 30.50 feet to an "X" cut in concrete found for a corner in the North line of said 0.8259 acre tract, and being a corner in the South line of this tract.

THENCE North 66 deg. 46 min. 00 sec. West, 68.00 feet to the PLACE OF BEGINNING and containing 4.517 acres (196,761 square feet) of land.